As Filed With the Securities and Exchange Commission on July 8, 1996

                                                      Registration No. 333-
     ---------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                              _________________________

                                       FORM S-8

                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                                    CompuMed, Inc.
     _________________________________________________________________
                (Exact name of registrant as specified in its charter)

                                       Delaware
     _________________________________________________________________
            (State or other jurisdiction of incorporation or organization)

                                      95-2860434
     _________________________________________________________________
                         (I.R.S. employer identification no.)

                          1230 Rosecrans Avenue, Suite 1000
                            Manhattan Beach, California         90266
     _________________________________________________________________
              (Address of principal executive offices)       (Zip code)

                        CompuMed, Inc. 1992 Stock Option Plan
     _________________________________________________________________
                               (Full title of the plan)

                                   ROD N. RAYNOVICH
                                      President
                                  c/o CompuMed, Inc.
                          1230 Rosecrans Avenue, Suite 1000
                          Manhattan Beach, California  90266
     _________________________________________________________________
                       (Name and address of agent for service)

                                    (310) 643-5106
     _________________________________________________________________
             Telephone number, including area code, of agent for service

                                       Copy to:
                                 Bruce A. Rich, Esq.
                                  Reid & Priest LLP
                                  40 W. 57th Street
                                 New York, NY  10019


                           CALCULATION OF REGISTRATION FEE
     =================================================================
     Proposed                      Proposed       Proposed
     Title of                      maximum        maximum
     securities     Amount         offering       aggregate      Amount of
     to be          to be          price per      offering       registration
     registered     registered(1)  share(2)       price          fee
     -------------------------------------------------------------------------
     Common
     Stock,
     $.01           400,000        $2.49          $996,000       $343.45
     par value      shares
     -------------------------------------------------------------------------


          (1) In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement also covers any additional securities to be offered or issued in connection with a stock split, stock dividend or similar transaction.

          (2) Estimated for the sole purpose of calculating the registration fee in accordance with Rule 457(h) under the Securities Act of 1933, as amended.

                                    CompuMed, Inc.


                        CompuMed, Inc. 1992 Stock Option Plan


                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

          This Registration Statement on Form S-8 is prepared pursuant to General Instruction E to Form S-8.

     ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

          The following documents are hereby incorporated by reference into this Registration Statement:

          (a) The Registration Statement on Form S-8 (File No. 33-57896) of CompuMed, Inc. (the "Company"), as filed with the Securities and Exchange Commission (the "Commission") on February 8, 1993, to register 1,200,000 shares of the Common Stock, $.01 par value ("Common Stock"), underlying the Company's 1992 Stock Option Plan.

          (b) The Company's Registration Statement on Form S-8 (Commission File No. 33-63433), as filed with the Commission on October 13, 1995, to register 360,000 shares of Common Stock underlying the Company's 1992 Stock Option Plan.

     ITEM 8.   EXHIBITS.

     Exhibit No.    Description
     ----------     -------------

     3(a) Certificate of Incorporation of the Company [Incorporated by reference to Exhibit 3.1 to the Company's Registration Statement of Form S-1 (File No. 33-46061), effective May 7, 1992]

     3(b) Certificate of Amendment of Certificate of Incorporation [Incorporated by reference to Exhibit 3.1a to Amendment No. 1 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-2 (File No. 33-48437), filed June 28, 1994]

     3(c) Certificate of Amendment of Certificate of Incorporation [Incorporated by reference to Exhibit 3.1b to Amendment No. 2 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-2 (File No. 33-48437), filed November 7, 1994]

     3(d) Certificate of Correction of Certificate of Amendment [Incorporated by reference to Exhibit 3.1c to Amendment No. 2 to Post-Effective Amendment No. 1 to the Company's Registration Statement on Form S-2 (File No. 33-48437), filed November 7, 1995]

     3(e) By-Laws of the Company, as currently in effect [Incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 33-46061), effective May 7, 1992]

     5*        Opinion of Reid & Priest LLP

     10 CompuMed, Inc. 1992 Stock Option Plan [Incorporated by reference to Exhibit 10 to the Company's Registration Statement on Form S-8 (Commission File No, 33-63433)]

     23(a)*    Consent of Ernst & Young LLP

     23(b)*    Consent of Reid & Priest LLP (included in Exhibit 5).

     24* Power of Attorney (included on signature page of this Registration Statement on Form S-8).

     ----------------------
     *  Filed herewith.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Manhattan Beach, State of California on the 28 day of June, 1996.

                                        COMPUMED, INC.


                                        By:    /s/ Rod N.Raynovich
                                              ----------------------------
                                              Rod N. Raynovich, President


                                  POWER OF ATTORNEY


          Each director and/or officer of the Company whose signature appears below hereby appoints Rod N. Raynovich as his attorney-in-fact to sign in his name and behalf, in any and all capacities stated below and to file with the Commission, any and all amendments, including post-effective amendments, to this Registration Statement.

          Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


       Signature                   Title                         Date

       /s/ Rod N. Raynovich        President, Chief             June 28, 1996
     -----------------------       Executive Officer
          Rod. N. Raynovich        and Director


       /s/ James Linesch           Vice President Finance,      June 28, 1996
     -----------------------       Chief Financial Officer,
          James Linesch            and Secretary


       /s/ Robert Funari           Chairman                      June 28, 1996
     -----------------------
          Robert Funari


       /s/ Robert Goldberg         Director                      June 28, 1996
     -----------------------
          Robert Goldberg


       /s/  John Minnick           Director                      June 28, 1996
     -----------------------
          John Minnick


       /s/ Robert Stuckelman       Director                      June 28, 1996
     -----------------------
          Robert Stuckelman


       /s/ Russell Walker          Director                      June 28, 1996
     -----------------------
          Russell Walker

                                  INDEX TO EXHIBITS
                                    COMPUMED, INC.
                                  -----------------
                                                            Sequentially
     Exhibit                                                Numbered
        No.         Description                             Page
     -------        -------------                           --------------
       5            Opinion of Reid & Priest LLP

     23(a)          Consent of Ernst & Young LLP


     23(b)          Consent of Reid & Priest LLP (included in Exhibit 5).

     24 Power of Attorney (included on signature page of this Registration Statement on Form S-8).